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                             QUALMARK CORPORATION

                            1996 STOCK OPTION PLAN

                        (AMENDED AS OF MARCH 6, 1997)

I.    PURPOSE

    The QUALMARK CORPORATION 1996 STOCK OPTION PLAN ("Plan") provides for the grant of Stock Options to employees, directors and consultants of QUALMARK Corporation (the "Company"), and such of its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") as the Board of Directors of the Company (the "Board") shall from time to time designate ("Participating Subsidiaries") in order to advance the interests of the Company and its Participating Subsidiaries through the motivation, attraction and retention of key personnel.

II.   INCENTIVE STOCK OPTIONS AND NON-INCENTIVE STOCK OPTIONS

    The Stock Options granted under the Plan may be either:

         a) Incentive Stock Options ("ISOs") which are intended to be "Incentive Stock Options" as that term is defined in Section 422 of the Code; or

         b) Nonstatutory Stock Options ("NSOs") which are intended to be options that do not qualify as "Incentive Stock Options" under Section 422 of the Code.

All Stock Options shall be ISOs unless the Option Agreement clearly designates the Stock Options granted thereunder, or a specified portion thereof, as NSOs. Subject to the other provisions of the Plan, a Participant may receive ISOs and NSOs at the same time, provided that the ISOs and NSOs are clearly designated as such, and the exercise of one does not affect the exercise of the other.

    Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Stock Options shall apply to ISOs and NSOs.

III.  ADMINISTRATION

    This Plan shall be administered by the Board or by a committee composed solely of two or more directors ("Committee") each of whom is a Non-Employee Director. The Committee or the Board of Directors, as the case may be, shall have full authority to administer this Plan, including authority to interpret and construe any provision of this Plan and any Stock Options granted hereunder, and to adopt such rules and regulations for administering this Plan as it may deem necessary in order to comply with the requirements of the Code or in order that Stock Options that are intended to be ISOs will be classified as

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incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto. The Board of Directors may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving. All references in this Plan to the "Committee" shall be deemed to refer to the Board of Directors whenever the Board is discharging the powers and responsibilities of the Committee, and to any special committee appointed by the Board to administer particular aspects of this Plan.

    All actions taken and all interpretations and determinations made by the Board or Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Board and Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation. Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") provides that the grant of a stock option to a director or officer of a company will be exempt from the provisions of Section 16(b) of the Act if the conditions set forth in said Rule are satisfied. Unless otherwise specified by the Board or Committee, grants of Stock Options hereunder to individuals who are officers or directors of the Company shall be made in a manner that satisfies the conditions of said Rule.

IV.   DEFINITIONS

    4.1. "STOCK OPTION." A Stock Option is the right granted under the Plan to an Employee, director, or consultant to purchase, at such time or times and at such price or prices ("Option Price") as are determined by the Board or Committee, the number of shares of Common Stock determined by the Board or Committee.

    4.2. "COMMON STOCK." A share of Common Stock means a share of authorized but unissued or reacquired common stock of the Company.

    4.3. "FAIR MARKET VALUE." If the Common Stock is traded publicly, the Fair Market Value of a share of Common Stock on any date shall be the average of the representative closing bid and asked prices, as quoted by the National Association of Securities Dealers through NASDAQ (its automated system for reporting quotes), for the date in question, or, if the Common Stock is listed on the NASDAQ National Market System or is listed on a national stock exchange, the officially quoted closing price on NASDAQ or such exchange, as the case may be, on the date in question. If the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined in good faith by the Board of Directors or the Board or Committee after such consultations with outside legal, accounting and other experts as the Board of Directors or the Committee may deem advisable, and the

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Board of Directors or the Committee shall maintain a written record of its method of determining such value.

    4.4. "EMPLOYEE." An Employee is an employee of the Company or any Participating Subsidiary.

    4.5. "PARTICIPANT." A Participant is an Employee, director or consultant to whom a Stock Option is granted.

    4.6. "NON-EMPLOYEE DIRECTOR." A Non-Employee Director is a person who satisfies the definition of a "non-employee director" set forth in Rule 16b-3 under the Exchange Act or any successor rule or regulation, as it may be amended from time to time.

    4.7 "CORPORATE TRANSACTION." "Corporate Transaction" shall mean one or more of the following transactions: (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation and except for merger of the Company into any of its wholly owned subsidiaries;
(ii) the sale, transfer or other disposition of all or substantially all of the Company's assets; or (iii) the transfer of shares of the Company representing more than 50% of the total combined voting power of all Company shares in one or more related transactions to a person or persons acting as a group for voting purposes.

V.    ELIGIBILITY AND PARTICIPATION

    Grants of ISOs and NSOs may be made to Employees of the Company or any Participating Subsidiary. Grants of NSOs may be made to directors of or consultants to the Company or any Participating Subsidiary. Any director of the Company or of a Participating Subsidiary who is also an Employee shall also be eligible to receive ISOs. The Committee shall from time to time determine the Participants to whom Stock Options shall be granted, the number of shares of Common Stock subject to each Stock Option to be granted to each such Participant, the Option Price of such Stock Options, all as provided in this Plan. The Option Price of an NSO shall be determined by the Committee, but shall be at least 85% of the Fair Market Value on the date the NSO is granted. The Option Price of any ISO shall be not less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted. If an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISOs are granted, and such ISO shall not be exercisable after five years after the date on which it was granted. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Committee may determine, subject to the provisions of this Plan.

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VI.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN

    6.1. MAXIMUM NUMBER. The maximum aggregate number of shares of Common Stock that may be made subject to Stock Options shall be 415,000 authorized but unissued shares (post 3 for 2 stock split). The aggregate Fair Market Value (determined as of the time the ISO is granted) of the stock as to all ISOs granted to an individual which may first become exercisable in a particular calendar year may not exceed $100,000. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.

    6.2. CAPITAL CHANGES. In the event any changes are made to the shares of Common Stock (whether by reason of reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in:
(i) the number of shares of Common Stock theretofore made subject to Stock Options, and in the Option Price of said shares; and (ii) the aggregate number of shares which may be made subject to Stock Options in the future.
If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

VII.  EXERCISE OF STOCK OPTIONS

    7.1 TIME OF EXERCISE. Subject to the provisions of the Plan, the Committee, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire. Such time or times shall be set forth in the Option Agreement evidencing such Stock Options. A Stock Option shall expire, to the extent not exercised, no later than the tenth anniversary of the date on which it was granted. The Committee may accelerate the vesting of any Participant's Stock Option by giving written notice to the Participant. Upon receipt of such notice, the Participant and the Company shall amend the Option Agreement to reflect the new vesting schedule. The acceleration of the exercise period of a Stock Option shall not affect the expiration date of that Stock Option.

    7.2 EXCHANGE OF OUTSTANDING STOCK. The Committee, in its sole discretion, may permit a Participant to surrender to the Company shares of the Common Stock previously acquired by the Participant as part of full payment for the exercise of a Stock Option. Such surrendered shares shall be valued at their Fair Market Value on the date of exercise.

    7.3. USE OF PROMISSORY NOTE; EXERCISE LOANS. The Committee may, in its sole discretion, impose terms and conditions, including conditions relating to the manner and timing of payments, on the exercise of Stock Options. Such terms and conditions may include, but are not limited to, permitting a Participant to deliver to the Company his promissory note as full or partial payment for the exercise of a Stock Option. The Committee, in its sole

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discretion, may authorize the Company to make a loan to a Participant in connection with the exercise of Stock Options, or authorize the Company to arrange or guarantee loans to a Participant by a third party.

    7.4. TERMINATION OF EMPLOYMENT BEFORE EXERCISE. If the employment of a Participant who was an employee of the Company or a Participating Subsidiary when the Stock Option was granted shall terminate for any reason other than the Participant's death or disability, any Stock Options granted to the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of three months (but not later than the specified expiration date). If the Participant's employment is terminated because the Participant is disabled within the meaning of Section 22(e)(3) of the Code, any Stock Option granted to the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of twelve months (but not later than the specified expiration date). If the Participant dies while employed by the Company or a Participating Subsidiary, or during the three-month or twelve-month periods referred to above, his Stock Options may be exercised to the extent that they were exercisable on the date of cessation of his employment by his estate, or duly appointed representative, or beneficiary who acquires the Stock Options by will or by the laws of descent and distribution, but no further installments of his Stock Options will become exercisable and each of his Stock Options shall terminate on the first anniversary of the date of his death (but not later than the specified expiration dates). If a Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

    7.5. DISPOSITION OF FORFEITED STOCK OPTIONS. Any shares of Common Stock subject to Stock Options forfeited by a Participant shall not thereafter be eligible for purchase by the Participant, but may be made subject to Stock Options granted to other Participants.

VIII. NO CONTRACT OF EMPLOYMENT

    Nothing in this Plan shall confer upon the Participant the right to continue in the employ of the Company, or any Participating Subsidiary, nor shall it interfere in any way with the right of the Company, or any such Participating Subsidiary, to discharge the Participant at any time for any reason whatsoever, with or without cause. Nothing in this Article VIII shall affect any rights or obligations of the Company or any Participant under any written contract of employment.

IX.   NO RIGHTS AS A STOCKHOLDER

    A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option. Except as provided in
Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend,

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distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option.

X.    ASSIGNABILITY

    No Stock Option granted under this Plan, nor any other rights acquired by Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution, and Stock Options issued to a Participant are exercisable during his lifetime only by him. Notwithstanding the preceding sentence, the Committee may, in its sole discretion, permit the assignment or transfer of an NSO and the exercise thereof by a person other than a Participant, on such terms and conditions as the Committee in its sole discretion may determine. Any such terms shall be set forth in the Option Agreement. In the event of a Participant's death, the Stock Option may be exercised by the Personal Representative of the Participant's estate or by the successor or successors in interest determined under the Participant's will or under the applicable laws of descent and distribution. The terms of any rights under this Plan in the hands of a transferee or assignee shall be determined as if held by the Participant and shall be of no greater extent or term than if the transfer or assignment had not taken place.

XI.   SPECIFIC CORPORATE TRANSACTIONS

         11.1. At least twenty (20) days prior to the consummation of a Corporate Transaction, the Company shall give Participants written notice of the proposed Corporate Transaction. All Stock Options, to the extent not previously exercised, shall terminate upon the consummation of such Corporate Transaction and cease to be exercisable unless expressly assumed by the successor corporation or parent thereof.

         11.2. If the Company or its stockholders enter into an agreement providing for a Corporate Transaction the vesting schedule of some or all Stock Options may, at the sole discretion of the Committee, be accelerated so that all or any portion of Stock Options outstanding under the Plan as of the day before the consummation of such Corporate Transaction to the extent not exercised, shall for all purposes under this Plan become exercisable as of such date.

XII.  AMENDMENT

    The Board of Directors may from time to time alter, amend, suspend or discontinue the Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order that ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided further that no such action shall, without the approval of the stockholders of the Company, (i) increase the

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maximum number of shares of Common Stock that may be made subject to Stock
Options (unless necessary to effect the adjustments required by Section 6.2),
(ii) materially modify the requirements as to eligibility for participation in the Plan.

XIII. REGISTRATION OF OPTIONED SHARES

    The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended, or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Securities Act of 1933, as amended, and from the registration or qualification requirements of applicable state securities laws.

XIV.  WITHHOLDING TAXES

    The Company or Participating Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes (including the withholding of shares of Common Stock otherwise issuable which have appropriate Fair Market Value) which the Company or the Participating Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign to withhold in connection with any Stock Options.

XV.   BROKERAGE ARRANGEMENTS

    The Committee, in its discretion, may enter into arrangements with one or more banks, brokers, or other financial institutions to facilitate the disposition of shares acquired upon exercise of Stock Options including, without limitation, arrangements for the simultaneous exercise of Stock Options and the sale of shares acquired upon exercise.

XVI.  NONEXCLUSIVITY OF THE PLAN

    Neither the adoption of the Plan by the Board of Directors nor the submission of this Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board of Directors to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board of Directors may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Participating Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

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XVII. EFFECTIVE DATE

    This Plan was adopted by the Board of Directors and shareholders of the Company on January 22, 1996 and became effective on January 22, 1996. No Stock Options shall be granted subsequent to ten years after the effective date of this Plan. Stock Options outstanding subsequent to ten years after the effective date of this Plan shall continue to be governed by the provisions of this Plan.













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